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                          SEI INSURANCE PRODUCTS TRUST

                          SEI VP Large Cap Value Fund
                          SEI VP Small Cap Growth Fund
                          SEI VP Small Cap Value Fund

                       Supplement Dated January 10, 2003
               to the Class A Shares Prospectus Dated May 1, 2002

This Supplement provides new and additional information beyond that contained in the Class A Shares Prospectus, and should be read in conjunction with such Prospectus.

Change in Sub-Adviser for SEI VP Large Cap Value Fund

The Prospectus is hereby amended and supplemented to reflect the following change in the portfolio management of the SEI VP Large Cap Value Fund. In the section entitled "Sub-Advisers and Portfolio Managers," the paragraph relating to Deutsche Asset Management, Inc. under the sub-section entitled "SEI VP Large Cap Value Fund" is hereby deleted and replaced with the following paragraph:

Barclays Global Fund Advisors: Barclays Global Fund Advisors (BGFA), located at 45 Fremont Street, San Francisco, California 94105, serves as a Sub-Adviser to the SEI VP Large Cap Value Fund. A team of investment professionals at BGFA manages the portion of the assets of the SEI VP Large Cap Value Fund allocated to BGFA.

There are no changes to the other sub-advisers of the SEI VP Large Cap Value
Fund.

Change in Sub-Advisers for SEI VP Small Cap Growth Fund

The Prospectus is hereby amended and supplemented to reflect the following changes in the portfolio management of the SEI VP Small Cap Growth Fund. In the section entitled "Sub-Advisers and Portfolio Managers," the paragraphs relating to Nicholas-Applegate Capital Management and Wall Street Associates under the sub-section entitled "SEI VP Small Cap Growth Fund" are hereby deleted and replaced with the following paragraph:

Lee Munder Investments, Ltd.: Lee Munder Investments, Ltd. (LMIL), located at 200 Clarendon Street, 28th Floor, Boston, Massachusetts 02116, serves as a Sub-Adviser to the SEI VP Small Cap Growth Fund. Andrew Beja, CFA, Managing Director of LMIL, and Jonathan Stone, CFA, Managing Director of LMIL, serve as portfolio managers for the portion of the assets of the SEI VP Small Cap Growth Fund allocated to LMIL. Mr. Beja and Mr. Stone each has over 17 and 19 years of investment experience, respectively.

There are no changes to the other sub-advisers of the SEI VP Small Cap Growth Fund.

Addition of Sub-Adviser for SEI VP Small Cap Value Fund

The Prospectus is hereby amended and supplemented to reflect the following change in the portfolio management of the SEI VP Small Cap Value Fund. In the section entitled "Sub-Advisers and Portfolio Managers," the following paragraph is hereby added:

Martingale Asset Management: Martingale Asset Management (Martingale), located at 222 Berkeley Street, Boston, Massachusetts 02116, has been selected as a Sub-Adviser to the SEI VP Small Cap Value Fund. As of the date of this supplement, no assets were allocated to Martingale. However, SIMC may allocate assets to Martingale at any time. A team of investment professionals at Martingale would manage the portion of the assets of the SEI VP Small Cap Value Fund allocated to Martingale.

There are no changes to the other sub-advisers of the SEI VP Small Cap Value
Fund.

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               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE